SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549


                                                     FORM 8-K

                                                  CURRENT REPORT

                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 29, 1998


                                       WIZ TECHNOLOGY, INC.
                        (Exact name of registrant as specified in its charter)

                         NEVADA
                                 (State or other jurisdiction of incorporation)


               1-12726                  33-0560855
(Commission File Number)                (IRS Employer Identification No.)


32951 Calle Perfecto, San Juan Capistrano, California                 92675
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code               (714) 443-3000


































                                                 Page 1 of 2 pages

Item 3.  Bankruptcy or Receivership.

         On January 29, 1998, the Registrant filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code. In the Central District of California, file no. SA98-1144ORA.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            February 2, 1998                        WIZ TECHNOLOGY, INC.


                         By:
                                   Mar-Jeanne Tendler
                                   Chief Executive officer